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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2021

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders:

2021 was a good year for the Schwartz Value Focused Fund (the “Fund”) with a total return of 31.14%, compared to 28.45% for the Fund’s benchmark, the S&P 1500 Index, and 23.53% for the Morningstar mid-cap blend category average. In the Morningstar mid-cap blend category, the Fund ranked in the top 5th percentile out of 385 funds, for 1-year performance. After underperforming for many years, value stocks generally outperformed growth stocks last year. Similarly, small caps finally outperformed large caps after lagging for several years. The Fund benefitted from its value stocks’ and small-cap stocks’ outperformance.

The Fund’s top contributor to performance in 2021 was the Fund’s largest holding, Texas Pacific Land Corporation (TPL), which rose 73% for the year. TPL’s oil & natural gas royalty business grew rapidly last year due to surging oil and natural gas prices, as economies around the world reopened and energy demand rebounded. Other top performers included Devon Energy Corporation (oil & gas exploration and production), Pioneer Natural Resources Company (oil & gas exploration and production), Valvoline, Inc. (automotive services and lubricants), and Chevron Corporation (integrated oil & gas).

Poor stock performers during 2021 were Pan American Silver Corporation (metals & mining), Frontdoor, Inc. (consumer services), Barrick Gold Corp. (metals & mining), and Vontier Corp. (mobility technology & auto repair solutions.)

Portfolio activity during the 4th quarter was minimal. Two long-time holdings, A.O Smith Corporation and Brown-Forman Corp., were liquidated based upon their share prices reaching our estimate of intrinsic value. Near year-end, the Fund established a new position in Purple Innovation, a vertically integrated designer and manufacturer of gel-grid mattresses, pillows, and accessories. The company’s proprietary gel-grid technology is distinctly different from other mattresses, such as innersprings and memory foam, allowing Purple mattresses to stand out in a crowded, commoditized industry. We expect the company to overcome its recent operational setbacks from supply chain restraints and resume growing at an attractive rate.

With the strong performance of our value-oriented portfolio last year, an important inflection point may have been reached. There are signs that a long-overdue rotation favoring value stocks has begun with energy, industrials, materials, and financials among the best performing sectors in 2021. Value investing, based on fundamental security analysis, has historically provided excellent long-term investment results. We believe fundamentals matter and will always be the primary driver of long-term investment performance.

We don’t attempt to foretell the near-term direction of stock prices. Notwithstanding, it’s worth noting that since 1926, in the year following a +20% return for the S&P 500, the index has on average returned 11.3%.

The year-end distribution of $2.5226 per share consisted of $0.1154 of investment income, $0.0005 of short-term capital gains, and $2.4067 of long-term capital gains. The net asset value of the Fund ended the year at $37.52 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total-return percentile rank relative to all funds that have the same {Morningstar} Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

2

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-20 (as disclosed in May 1, 2021 prospectus)	Year Ended 12-31-21
Gross	1.73%*	1.51%
Net	1.27%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

3

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%
2019	18.7%	30.9%	16.9%
2020	11.6%	17.9%	1.2%
2021	31.1%	28.5%	18.1%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

4

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	20.2%	25.6%	12.5%
5 Years	12.7%	18.0%	5.8%
10 Years	8.5%	16.4%	7.4%
20 Years	6.5%	9.7%	3.0%
38 Years	9.1%	N/A	3.3%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST HOLDINGS
December 31, 2021 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
5,500	Texas Pacific Land Corporation	$6,868,785	29.2%
30,000	Devon Energy Corporation	1,321,500	5.6%
7,240	Pioneer Natural Resources Company	1,316,811	5.6%
9,169	Chevron Corporation	1,075,982	4.6%
7,690	Franco-Nevada Corporation	1,063,450	4.5%
4,650	CME Group, Inc.	1,062,339	4.5%
25,000	Valvoline, Inc.	932,250	4.0%
2	Berkshire Hathaway, Inc. - Class A	901,324	3.8%
30,000	Pan American Silver Corporation	749,100	3.2%
1,000	AMERCO	726,230	3.1%

ASSET ALLOCATION (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	10.0%
Energy	18.3%
Financials	13.7%
Health Care	0.6%
Industrials	6.8%
Materials	14.5%
Real Estate	29.2%
Technology	6.2%
Money Market Funds, Liabilities in Excess of Other Assets	0.7%
100.0%

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

COMMON STOCKS — 99.3%	Shares	Market Value
Consumer Discretionary — 10.0%
Automotive — 2.2%
Gentex Corporation	15,000	$522,750

Consumer Services — 2.7%
Graham Holdings Company - Class B	1,000	629,830

Home & Office Products — 2.9%
Purple Innovation, Inc. *	51,150	678,761

Leisure Facilities & Services — 2.2%
Madison Square Garden Sports Corporation *	3,000	521,190

Energy — 18.3%
Oil & Gas Producers — 15.8%
Chevron Corporation	9,169	1,075,982
Devon Energy Corporation	30,000	1,321,500
Pioneer Natural Resources Company	7,240	1,316,811
		3,714,293
Oil & Gas Services & Equipment — 2.5%
Schlumberger Ltd.	19,800	593,010

Financials — 13.7%
Institutional Financial Services — 7.3%
CME Group, Inc.	4,650	1,062,339
Intercontinental Exchange, Inc.	4,800	656,496
		1,718,835
Insurance — 6.4%
Berkshire Hathaway, Inc. - Class A *	2	901,324
Markel Corporation *	500	617,000
		1,518,324
Health Care — 0.6%
Biotech & Pharma — 0.6%
Avid Bioservices, Inc. *	5,000	145,900

Industrials — 6.8%
Electrical Equipment — 2.1%
Vontier Corporation	16,300	500,899

Engineering & Construction — 1.6%
frontdoor, inc. *	10,000	366,500

Industrial Support Services — 3.1%
AMERCO	1,000	726,230

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.3% (Continued)	Shares	Market Value
Materials — 14.5%
Chemicals — 4.0%
Valvoline, Inc.	25,000	$932,250

Metals & Mining — 10.5%
Barrick Gold Corporation	35,300	670,700
Franco-Nevada Corporation	7,690	1,063,450
Pan American Silver Corporation	30,000	749,100
		2,483,250
Real Estate — 29.2%
Real Estate Owners & Developers — 29.2%
Texas Pacific Land Corporation	5,500	6,868,785

Technology — 6.2%
Technology Hardware — 1.4%
Garmin Ltd.	2,500	340,425

Technology Services — 4.8%
Mastercard, Inc. - Class A	1,500	538,980
Moody’s Corporation	1,500	585,870
		1,124,850

Total Common Stocks (Cost $12,232,872)		$23,386,082

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $196,567)	196,567	$196,567

Total Investments at Market Value — 100.1% (Cost $12,429,439)		$23,582,649

Liabilities in Excess of Other Assets — (0.1%)		(21,382)

Net Assets — 100.0%		$23,561,267

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investments, at market value (cost of $12,429,439) (Note 1)	$23,582,649
Cash	1,675
Receivable for capital shares sold	650
Dividends receivable	22,078
Other assets	10,879
TOTAL ASSETS	23,617,931

LIABILITIES
Payable for capital shares redeemed	150
Payable to Adviser (Note 2)	42,558
Payable to administrator (Note 2)	3,000
Other accrued expenses	10,956
TOTAL LIABILITIES	56,664

NET ASSETS	$23,561,267

NET ASSETS CONSIST OF:
Paid-in capital	$12,408,057
Accumulated earnings	11,153,210
NET ASSETS	$23,561,267

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	627,889

Net asset value, offering price and redemption price per share (Note 1)	$37.52

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$380,858
Foreign withholding taxes on dividends	(6,129)
Interest	9
TOTAL INVESTMENT INCOME	374,738

EXPENSES
Investment advisory fees (Note 2)	233,045
Administration, accounting and transfer agent fees (Note 2)	36,000
Registration and filing fees	24,757
Legal fees	23,116
Audit and tax services fees	12,550
Printing of shareholder reports	7,795
Custodian and bank service fees	7,105
Insurance expense	4,978
Postage and supplies	3,494
Trustees’ fees and expenses (Note 2)	3,473
Compliance service fees and expenses (Note 2)	1,124
Other expenses	13,465
TOTAL EXPENSES	370,902
Less fee reductions by the Adviser (Note 2)	(64,264)
NET EXPENSES	306,638

NET INVESTMENT INCOME	68,100

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,420,261
Net change in unrealized appreciation (depreciation) on investments	3,917,570
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,337,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,405,931

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment income	$68,100	$86,594
Net realized gains from investment transactions	1,420,261	1,064,145
Net change in unrealized appreciation (depreciation) on investments	3,917,570	32,795
Net increase in net assets resulting from operations	5,405,931	1,183,534

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,488,406)	(432,624)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,691,800	326,068
Reinvestment of distributions to shareholders	1,430,459	406,915
Payments for shares redeemed	(6,575,752)	(5,847,988)
Net increase (decrease) in net assets from capital share transactions	1,546,507	(5,115,005)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,464,032	(4,364,095)

NET ASSETS
Beginning of year	18,097,235	22,461,330
End of year	$23,561,267	$18,097,235

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	161,720	12,685
Shares issued in reinvestment of distributions to shareholders	38,257	13,307
Shares redeemed	(164,577)	(234,795)
Net increase (decrease) in shares outstanding	35,400	(208,803)
Shares outstanding, beginning of year	592,489	801,292
Shares outstanding, end of year	627,889	592,489

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017
Net asset value at beginning of year	$30.54	$28.03	$23.62	$26.44	$25.02

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.15	(0.03)	(0.08)	(0.13)
Net realized and unrealized gains (losses) on investments	9.39	3.11	4.44	(2.08)	3.57
Total from investment operations	9.51	3.26	4.41	(2.16)	3.44

Less distributions from:
Net investment income	(0.12)	(0.15)	—	—	—
Net realized gains on investments	(2.41)	(0.60)	—	(0.66)	(2.02)
Total distributions	(2.53)	(0.75)	—	(0.66)	(2.02)

Net asset value at end of year	$37.52	$30.54	$28.03	$23.62	$26.44

Total return (a)	31.14%	11.62%	18.67%	(8.14%)	13.71%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$23,561	$18,097	$22,461	$19,428	$22,592

Ratio of total expenses to average net assets	1.51%	1.71%	1.61%	1.67%	1.79%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets (b)	0.28%	0.49%	(0.13%)	(0.31%)	(0.52%)

Portfolio turnover rate	18%	45%	28%	34%	48%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities, if any, are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

U.S. Government & Agencies securities held by the Fund, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the levels assigned to the investments, by security type, as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$23,386,082	$—	$—	$23,386,082
Money Market Funds	196,567	—	—	196,567
Total	$23,582,649	$—	$—	$23,582,649

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type, sector and industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Fund as of or during the year ended December 31, 2021.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2021:

Federal income tax cost	$12,429,439
Gross unrealized appreciation	$11,530,464
Gross unrealized depreciation	(377,254)
Net unrealized appreciation	11,153,210
Accumulated earnings	$11,153,210

For the year ended December 31, 2021, the Fund reclassified $45 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
December 31, 2021	$68,386	$1,419,975	$1,488,361
December 31, 2020	$86,594	$346,007	$432,601

*

Total Distributions may not tie to the amount listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2022 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2021, the Adviser reduced its investment advisory fees by $64,264.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31,

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

2021, the Adviser may seek recoupment of investment advisory fee reductions totaling $220,071 no later than the dates stated below:

December 31, 2022	$76,087
December 31, 2023	79,720
December 31, 2024	64,264
Total	$220,071

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $53,000 (except that such fee was $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus received one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund paid its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Effective January 1, 2022, each Independent Trustee will receive from the Trust an annual retainer of $63,000 (except that such fee will be $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund will pay its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

3. Investment Transactions

During the year ended December 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $5,175,180 and $4,018,341, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2021, the Fund had 29.2% of the value of its net assets invested in stocks within the real estate sector.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the series constituting the Schwartz Investment Trust, (the “Fund”), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2022

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2021) and held until the end of the period (December 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 951.80	$6.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

25

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2021, the Fund designated $1,419,975 as long-term capital gain distributions.

Qualified Dividend Income – The Fund has designated the maximum amount allowable of its taxable income as qualified income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2021.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2021, 100% of the ordinary income dividends qualified for the corporate dividends received deduction.

26

SCHWARTZ VALUE FOCUSED FUND
LIQUIDITY RISK
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Fund’s investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed the Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2020 through June 30, 2021 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 6, 2021. During the Review Period, the Fund did not experience unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented during the Review Period.

27

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Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Focused Fund (AVEAX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Most investors enjoyed outsized gains again in 2021, with the S&P 500 up over 28%. Without trying to forecast the stock market performance for 2022, the U.S. economy, at least, continues to look very strong. Unprecedented monetary and fiscal stimulation is helping to expand the GDP. Corporations with pricing power are able to pass along higher costs, including labor. Record corporate profits are driving capital spending, while higher wages and salaries are driving consumer demand. Assuming the supply chain bottlenecks get resolved, the resulting prosperity could be widespread.

After three years of rapidly rising stock prices, it’s natural to wonder (worry) about the future path of equities. I’ve been preaching for many years – don’t spend a lot of time worrying about it – it doesn’t do any good. History shows the world’s problems and uncertainties (of which there are many) almost always have a way of working themselves out. Separately, but related, it has been well-established by knowledgeable investors that trying to time the market is foolish, even though many keep trying. The U.S. stock market, as always, is upwardly biased, with periodic setbacks. Serious long-term investors who invest wisely, and stay invested, should remain confident that permanent loss of capital is very unlikely, if one remains disciplined, focused and patient.

As you know, our team of investment professionals works tirelessly to meet the objectives of each of the morally responsible Ave Maria Mutual Funds.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

January 1, 2022

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	2
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7
Ave Maria Growth Fund
Portfolio Manager Commentary	10
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	18
Performance	20
Annual Total Rates of Return Comparison with Major Indices	21
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23
Ave Maria World Equity Fund
Portfolio Manager Commentary	26
Performance	28
Annual Total Rates of Return Comparison with Major Indices	29
Ten Largest Equity Holdings	30
Asset Allocation	30
Schedule of Investments	31
Summary of Common Stocks by Country	34
Ave Maria Focused Fund
Portfolio Manager Commentary	35
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41
Ave Maria Bond Fund
Portfolio Manager Commentary	43
Performance	45
Annual Total Rates of Return Comparison with Major Indices	46
Ten Largest Holdings	47
Asset Allocation	47
Schedule of Investments	48

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets
Ave Maria Value Fund	57
Ave Maria Growth Fund	58
Ave Maria Rising Dividend Fund	59
Ave Maria World Equity Fund	60
Ave Maria Focused Fund	61
Ave Maria Bond Fund	62
Financial Highlights
Ave Maria Value Fund	63
Ave Maria Growth Fund	64
Ave Maria Rising Dividend Fund	65
Ave Maria World Equity Fund	66
Ave Maria Focused Fund	67
Ave Maria Bond Fund	68
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	81
Board of Trustees and Executive Officers	83
Catholic Advisory Board	85
About Your Funds’ Expenses	87
Federal Tax Information	89
Other Information	90
Liquidity Risk	91

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

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Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2021, the Ave Maria Value Fund (the “Fund”) had a total return of 25.15%, compared to 24.76% for the benchmark S&P MidCap 400 Index and 23.53% for the Morningstar mid-cap blend category average. After underperforming for many years, value stocks generally outperformed growth stocks last year. Similarly, small caps finally outperformed large caps after lagging for many years. The Fund benefitted from its value stocks’ and small-cap stocks’ outperformance.

The Fund’s top contributor to performance in 2021 was The Fund’s largest holding, Texas Pacific Land Corporation (TPL), which rose 73% for the year. TPL’s oil & natural gas royalty business benefitted from rising energy prices during the year. Other top performers included KKR & Co. (investment management), Pioneer Natural Resources Company (oil & gas exploration and production), Valvoline, Inc. (automotive services and lubricants), and AMERCO (U-Haul rental & leasing services).

The main detractor from the Fund’s performance in 2021 was Haemonetics Corporation, which declined 55%. The company lost a significant customer during the year, and we continue to assess the investment merits of this holding at its currently depressed price. Other detractors from performance included Frontdoor, Inc. (home services), Allison Transmission Holdings (automotive transmissions & parts), and VF Corporation (apparel manufacturing & retail). Near year-end, the Fund established a new position in Purple Innovation, Inc, a vertically integrated designer and manufacturer of gel-grid mattresses, pillows, and accessories. The company’s proprietary gel-grid technology is distinctly different from other mattresses, such as innersprings and memory foam, allowing Purple mattresses to stand out in a crowded, commoditized industry. Purple’s marketing operation is also highly efficient. Viral advertising campaigns have resulted in extensive marketing reach despite relatively little advertising spend. We expect the company to overcome its recent operational setbacks from supply chain restraints and resume growing at an attractive rate.

With the strong performance of our value-oriented portfolio last year, an important inflection point may have been reached. There are signs that a long-overdue rotation favoring value stocks has begun with energy, industrials, materials, and financials among the best performing sectors in 2021. Value investing, based on fundamental security analysis, has historically provided excellent long-term investment results. We believe fundamentals matter and will always be the primary driver of long-term investment performance.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The year-end distribution of $1.8852 per share consisted of $0.0618 of investment income, $0.1211 of short-term gains, and $1.7023 of long-term capital gains. The net asset value of the Fund ended the year at $23.35 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Ryan M. Kuyawa, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA VALUE FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P MidCap 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-20 (as disclosed in May 1, 2021 prospectus)	0.97%*
Expense ratio for the year ended 12-31-21	0.96%

*	Includes Acquired Fund Fees and Expenses and has been restated to reflect a reduction in the annual management fees of 0.10% effective May 1, 2021 (Note 2).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%
2019	20.5%	26.2%	31.5%
2020	6.2%	13.7%	18.4%
2021	25.2%	24.8%	28.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
3 Years	17.0%	21.4%	26.1%
5 Years	11.5%	13.1%	18.5%
10 Years	9.3%	14.2%	16.6%
20 Years	7.5%	10.6%	9.5%
Since Inception (b)	7.5%	10.2%	8.7%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2021.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings

December 31, 2021 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Corporation	$31,846,185	9.7%
90,000	Pioneer Natural Resources Company	16,369,200	5.0%
124,000	Chevron Corporation	14,551,400	4.4%
20,000	Graham Holdings Company - Class B	12,596,600	3.8%
330,000	Valvoline, Inc.	12,305,700	3.8%
135,000	Alcon, Inc.	11,761,200	3.6%
79,000	Franco-Nevada Corporation	10,924,910	3.3%
18,300	Chemed Corporation	9,681,432	3.0%
70,500	Intercontinental Exchange, Inc.	9,642,285	2.9%
41,800	CME Group, Inc.	9,549,628	2.9%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	2.5%
Consumer Discretionary	15.0%
Consumer Staples	1.3%
Energy	11.4%
Financials	17.5%
Health Care	8.8%
Industrials	14.6%
Materials	11.0%
Real Estate	10.5%
Technology	3.8%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	3.6%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

December 31, 2021

COMMON STOCKS — 96.4%	Shares	Market Value
Communications — 2.5%
Internet Media & Services — 1.1%
eDreams ODIEGO S.A. - ADR *	32,729	$3,610,297

Publishing & Broadcasting — 1.4%
Liberty Media Corporation - Liberty Formula One - Series C *	75,000	4,743,000

Consumer Discretionary — 15.0%
Apparel & Textile Products — 1.7%
VF Corporation	75,000	5,491,500

Automotive — 2.3%
Gentex Corporation	220,000	7,667,000

Consumer Services — 3.8%
Graham Holdings Company - Class B	20,000	12,596,600

Home & Office Products — 2.9%
Purple Innovation, Inc. *	703,000	9,328,810

Leisure Facilities & Services — 3.5%
Bowlero Corporation *	414,574	3,739,457
Madison Square Garden Sports Corporation *	45,000	7,817,850
		11,557,307
Leisure Products — 0.8%
YETI Holdings, Inc. *	31,500	2,609,145

Consumer Staples — 1.3%
Beverages — 1.3%
Remy Cointreau S.A. - ADR	175,550	4,339,596

Energy — 11.4%
Oil & Gas Producers — 9.4%
Chevron Corporation	124,000	14,551,400
Pioneer Natural Resources Company	90,000	16,369,200
		30,920,600
Oil & Gas Services & Equipment — 2.0%
Schlumberger Ltd.	213,900	6,406,305

Financials — 17.5%
Asset Management — 2.3%
KKR & Company, Inc.	100,000	7,450,000

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Market Value
Financials — 17.5% (Continued)
Banking — 1.5%
Hingham Institution for Savings (The)	12,087	$5,075,090

Institutional Financial Services — 5.8%
CME Group, Inc.	41,800	9,549,628
Intercontinental Exchange, Inc.	70,500	9,642,285
		19,191,913
Insurance — 5.1%
Alleghany Corporation *	9,636	6,432,897
Brown & Brown, Inc.	59,700	4,195,716
Markel Corporation *	4,850	5,984,900
		16,613,513
Specialty Finance — 2.8%
Fidelity National Financial, Inc.	175,000	9,131,500

Health Care — 8.8%
Health Care Facilities & Services — 3.0%
Chemed Corporation	18,300	9,681,432

Medical Equipment & Devices — 5.8%
Alcon, Inc.	135,000	11,761,200
Haemonetics Corporation *	138,000	7,319,520
		19,080,720
Industrials — 14.6%
Aerospace & Defense — 1.6%
HEICO Corporation - Class A	40,000	5,140,800

Electrical Equipment — 6.6%
A.O. Smith Corporation	80,000	6,868,000
Otis Worldwide Corporation	85,000	7,400,950
Vontier Corporation	240,000	7,375,200
		21,644,150
Engineering & Construction — 1.9%
frontdoor, inc. *	170,000	6,230,500

Industrial Support Services — 3.3%
AMERCO	10,800	7,843,284
Watsco, Inc.	10,000	3,128,800
		10,972,084
Transportation Equipment — 1.2%
Allison Transmission Holdings, Inc.	105,000	3,816,750

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Market Value
Materials — 11.0%
Chemicals — 4.8%
Axalta Coating Systems Ltd. *	100,000	$3,312,000
Valvoline, Inc.	330,000	12,305,700
		15,617,700
Metals & Mining — 6.2%
Barrick Gold Corporation	300,000	5,700,000
Franco-Nevada Corporation	79,000	10,924,910
Newmont Corporation	60,000	3,721,200
		20,346,110
Real Estate — 10.5%
Real Estate Owners & Developers — 9.7%
Texas Pacific Land Corporation	25,500	31,846,185

REITs — 0.8%
Lamar Advertising Company - Class A	20,000	2,426,000

Technology — 3.8%
Software — 1.6%
Change Healthcare, Inc. *	245,000	5,238,100

Technology Services — 2.2%
Jack Henry & Associates, Inc.	43,050	7,188,919

Total Common Stocks (Cost $217,240,769)		$315,961,626

MONEY MARKET FUNDS — 3.7%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $12,219,499)	12,219,499	$12,219,499

Total Investments at Market Value — 100.1% (Cost $229,460,268)		$328,181,125

Liabilities in Excess of Other Assets — (0.1%)		(328,134)

Net Assets — 100.0%		$327,852,991

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For 2021, the Ave Maria Growth Fund (the “Fund”) had a total return of 17.55% compared with the benchmark S&P 500 Index total return of 28.71%. Long-term performance measures are summarized below.

Fund or Index Name	Three Year Annualized	Five Year Annualized	Ten Year Annualized
Ave Maria Growth Fund, net of fees	24.02%	18.99%	15.48%
S&P 500 Index	26.07%	18.47%	16.55%
Morningstar Large Growth Category Average	29.58%	22.40%	17.58%

In 2021, top contributors to return included Microsoft, Accenture, Lowe’s, S&P Global, and O’Reilly Automotive. Top detractors from return included Purple Innovation, Frontdoor, Ollie’s Bargain Outlet Holdings, Ardagh Metal Packaging, and Software AG.

No positions were liquidated during the fourth quarter, while Purple Innovation was the only new addition to the Fund.

●

Purple Innovation is a vertically integrated designer and manufacturer of gel-grid mattresses. The company’s proprietary gel-grid technology feels remarkably different from other mattress technologies, such as innersprings and memory foam, allowing Purple mattresses to stand out in a commoditized industry. Purple’s marketing operation is also highly efficient. Viral advertising campaigns have resulted in extensive marketing reach despite relatively little advertising spend. Purple’s stock price has declined recently due to temporary manufacturing problems and elevated costs from supply chain constraints. However, with sales up 10-fold over the last five years and only a low single digit market share, we expect the company to overcome its operational setbacks and resume growing at an attractive rate.

Our goal remains to purchase shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your investment in the Ave Maria Growth Fund.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-20 (as disclosed in May 1, 2021 prospectus)	0.92%*
Expense ratio for the year ended 12-31-21	0.90%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%
2019	37.1%	31.5%
2020	18.4%	18.4%
2021	17.6%	28.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	24.0%	26.1%
5 Years	19.0%	18.5%
10 Years	15.5%	16.6%
15 Years	11.5%	10.7%
Since Inception (b)	12.5%	11.4%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2021.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

December 31, 2021 (Unaudited)

Shares	Company	Market Value	% of Net Assets
450,000	Copart, Inc.	$68,229,000	6.4%
180,000	Microsoft Corporation	60,537,600	5.7%
300,000	Texas Instruments, Inc.	56,541,000	5.3%
126,000	Accenture plc - Class A	52,233,300	4.9%
142,000	Mastercard, Inc. - Class A	51,023,440	4.8%
229,000	Visa, Inc. - Class A	49,626,590	4.7%
1,795,000	API Group Corporation	46,257,150	4.3%
356,876	HEICO Corporation - Class A	45,865,704	4.3%
96,000	S&P Global, Inc.	45,305,280	4.3%
116,000	SBA Communications Corporation	45,126,320	4.2%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	0.4%
Consumer Discretionary	16.4%
Consumer Staples	0.5%
Financials	10.4%
Health Care	1.8%
Industrials	15.1%
Materials	6.7%
Real Estate	8.0%
Technology	39.6%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.1%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

December 31, 2021

COMMON STOCKS — 98.9%	Shares	Market Value
Communications — 0.4%
Internet Media & Services — 0.4%
Angi, Inc. - Class A *	453,087	$4,172,931

Consumer Discretionary — 16.4%
Apparel & Textile Products — 0.7%
VF Corporation	106,403	7,790,828

Home & Office Products — 3.0%
Purple Innovation, Inc. *	2,381,000	31,595,870

Retail - Discretionary — 6.3%
Lowe’s Companies, Inc.	122,000	31,534,560
O’Reilly Automotive, Inc. *	51,000	36,017,730
		67,552,290
Wholesale - Discretionary — 6.4%
Copart, Inc. *	450,000	68,229,000

Consumer Staples — 0.5%
Retail - Consumer Staples — 0.5%
Ollie’s Bargain Outlet Holdings, Inc. *	105,587	5,404,999

Financials — 10.4%
Asset Management — 6.1%
BlackRock, Inc.	24,000	21,973,440
Brookfield Asset Management Reinsurance Partners Ltd. - Class A *	4,913	307,701
Brookfield Asset Management, Inc. - Class A	712,500	43,020,750
		65,301,891
Diversified Financial Services — 4.3%
S&P Global, Inc.	96,000	45,305,280

Health Care — 1.8%
Health Care Facilities & Services — 1.0%
Chemed Corporation	20,000	10,580,800

Medical Equipment & Devices — 0.8%
Medtronic plc	83,000	8,586,350

Industrials — 15.1%
Aerospace & Defense — 4.3%
HEICO Corporation - Class A	356,876	45,865,704

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.9% (Continued)	Shares	Market Value
Industrials — 15.1% (Continued)
Electrical Equipment — 7.5%
API Group Corporation *	1,795,000	$46,257,150
Roper Technologies, Inc.	68,000	33,446,480
		79,703,630
Engineering & Construction — 3.3%
frontdoor, inc. *	948,300	34,755,195

Materials — 6.7%
Containers & Packaging — 6.7%
AptarGroup, Inc.	325,000	39,806,000
Ardagh Metal Packaging S.A. *	3,529,376	31,870,265
		71,676,265
Real Estate — 8.0%
Real Estate Owners & Developers — 0.6%
Texas Pacific Land Corporation	5,000	6,244,350

REITs — 7.4%
Equinix, Inc.	40,500	34,256,520
SBA Communications Corporation	116,000	45,126,320
		79,382,840
Technology — 39.6%
Semiconductors — 5.3%
Texas Instruments, Inc.	300,000	56,541,000

Software — 13.3%
ANSYS, Inc. *	61,000	24,468,320
Autodesk, Inc. *	20,000	5,623,800
Change Healthcare, Inc. *	1,190,000	25,442,200
Microsoft Corporation	180,000	60,537,600
Software AG - ADR	2,658,504	25,574,808
		141,646,728
Technology Services — 21.0%
Accenture plc - Class A	126,000	52,233,300
Broadridge Financial Solutions, Inc.	186,000	34,004,520
Mastercard, Inc. - Class A	142,000	51,023,440
Moody’s Corporation	95,000	37,105,100
Visa, Inc. - Class A	229,000	49,626,590
		223,992,950

Total Common Stocks (Cost $618,656,218)		$1,054,328,901

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.3%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $13,644,457)	13,644,457	$13,644,457

Total Investments at Market Value — 100.2% (Cost $632,300,675)		$1,067,973,358

Liabilities in Excess of Other Assets — (0.2%)		(1,657,496)

Net Assets — 100.0%		$1,066,315,862

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Rising Dividend Fund (the “Fund”) recorded strong performance in 2021. For the year ended December 31, 2021, the total return for the Fund was 25.35%, compared to 24.90% for the benchmark, the S&P 500 Value Index.

For the year, the Fund’s strongest relative contributors were from the Technology, Consumer Discretionary and Energy sectors. In the Technology sector, Accenture plc (consulting services and solutions) was up 61% during the year. In Consumer Discretionary, outperformance was driven primarily by three companies: Tractor Supply Company (home products retailer), Lowe’s Cos. Inc, (home improvement retailer), and Genuine Parts Company (automotive parts and accessories retailer). They were up, 72%, 63% and 43%, respectively. Texas Pacific Land Corporation (royalty income – oil and gas) finished the year up 73%. It was the best-performing and the largest contributor to overall performance in the portfolio for the year.

The weakest performers included Medtronic plc (medical devices), Kellogg Co. (packaged food) and Mondelez International, Inc. (packaged food). During the quarter, Mondelez International, Inc. was eliminated from the Fund in favor of Coca-Cola Europacific Partners plc (carbonated soft drinks), which we believe provides a more favorable risk-reward ratio. Coca-Cola Europacific Partners plc saw significant business slowdown due to the emergence of Omicron, with roughly 46% of the company’s revenue derived from “Away from Home” (hotels, bars, restaurants, and large events and gatherings). This short-term noise drove the stock price down and gave the Fund an opportunity to buy shares of a great company at a discounted price.

Another new addition during the fourth quarter was Polaris Inc. (recreational vehicles). Polaris, Inc. share price experienced a sell-off, as supply chain issues left the company unable to fulfill demand. Long-term, prospects look promising, as the company is doing more pre-selling (higher margin) and has attracted new demographics (demand) to powersports through its wide range of products.

The Fund’s investment strategy continues to identify companies that have strong balance sheets, that operate with competitive advantages, and that consistently produce above-average cash flow and dividend growth, which facilitates a rising stream of dividends. We strive to buy these companies when they are out of favor and under-valued.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Thank you for you continued interest in the Ave Maria Rising Dividend Fund.

George P. Schwartz, CFA	Brandon S. Scheitler
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund
and the S&P 500 Value Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-20 (as disclosed in May 1, 2021 prospectus)	0.93%*
Expense ratio for the year ended 12-31-21	0.90%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
2005 (a)	6.7%	11.3%	8.8%
2006	17.9%	20.8%	15.8%
2007	-0.6%	2.0%	5.5%
2008	-22.8%	-39.2%	-37.0%
2009	25.3%	21.2%	26.5%
2010	17.9%	15.1%	15.1%
2011	4.6%	-0.5%	2.1%
2012	13.9%	17.7%	16.0%
2013	33.9%	32.0%	32.4%
2014	9.3%	12.4%	13.7%
2015	-5.9%	-3.1%	1.4%
2016	15.3%	17.4%	12.0%
2017	16.8%	15.4%	21.8%
2018	-4.8%	-9.0%	-4.4%
2019	27.6%	31.9%	31.5%
2020	6.5%	1.4%	18.4%
2021	25.4%	24.9%	28.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
3 Years	19.4%	18.7%	26.1%
5 Years	13.6%	11.9%	18.5%
10 Years	13.1%	13.3%	16.6%
15 Years	9.8%	7.6%	10.7%
Since Inception (b)	10.3%	8.7%	11.1%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2021.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

December 31, 2021 (Unaudited)

Shares	Company	Market Value	% of Net Assets
105,000	Accenture plc - Class A	$43,527,750	4.5%
190,000	Visa, Inc. - Class A	41,174,900	4.3%
215,000	Texas Instruments, Inc.	40,521,050	4.2%
275,000	Genuine Parts Company	38,555,000	4.0%
205,000	Broadridge Financial Solutions, Inc.	37,478,100	3.9%
30,000	Texas Pacific Land Corporation	37,466,100	3.9%
110,000	Microsoft Corporation	36,995,200	3.8%
190,000	Chubb Ltd.	36,728,900	3.8%
140,000	Lowe’s Companies, Inc.	36,187,200	3.8%
670,000	Fidelity National Financial, Inc.	34,960,600	3.6%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	1.0%
Consumer Discretionary	15.8%
Consumer Staples	1.7%
Energy	6.0%
Financials	18.3%
Health Care	7.7%
Industrials	9.6%
Real Estate	7.2%
Technology	32.7%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	0.0%*
100.0%

* Percentage rounds to less than 0.1%.

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

December 31, 2021

COMMON STOCKS — 100.0%	Shares	Market Value
Communications — 1.0%
Internet Media & Services — 1.0%
Booking Holdings, Inc. *	4,000	$9,596,920

Consumer Discretionary — 15.8%
Apparel & Textile Products — 1.8%
VF Corporation	240,000	17,572,800

Leisure Products — 1.6%
Polaris Industries, Inc.	140,000	15,387,400

Retail - Discretionary — 12.4%
Genuine Parts Company	275,000	38,555,000
Lowe’s Companies, Inc.	140,000	36,187,200
TJX Companies, Inc. (The)	300,000	22,776,000
Tractor Supply Company	90,000	21,474,000
		118,992,200
Consumer Staples — 1.7%
Beverages — 1.7%
Coca-Cola European Partners plc	300,000	16,779,000

Energy — 6.0%
Oil & Gas Producers — 6.0%
Chevron Corporation	200,000	23,470,000
Pioneer Natural Resources Company	190,000	34,557,200
		58,027,200
Financials — 18.3%
Asset Management — 2.5%
Brookfield Asset Management, Inc. - Class A	400,000	24,152,000

Banking — 7.1%
First Horizon Corporation	2,100,000	34,293,000
Truist Financial Corporation	575,000	33,666,250
		67,959,250
Insurance — 5.1%
Brown & Brown, Inc.	180,000	12,650,400
Chubb Ltd.	190,000	36,728,900
		49,379,300
Specialty Finance — 3.6%
Fidelity National Financial, Inc.	670,000	34,960,600

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 100.0% (Continued)	Shares	Market Value
Health Care — 7.7%
Health Care Facilities & Services — 4.2%
Chemed Corporation	40,000	$21,161,600
Quest Diagnostics, Inc.	110,000	19,031,100
		40,192,700
Medical Equipment & Devices — 3.5%
Medtronic plc	330,000	34,138,500

Industrials — 9.6%
Aerospace & Defense — 4.1%
HEICO Corporation - Class A	137,120	17,622,663
Lockheed Martin Corporation	62,500	22,213,125
		39,835,788
Commercial Support Services — 2.0%
Rentokil Initial plc	2,371,000	18,780,644

Electrical Equipment — 1.3%
Roper Technologies, Inc.	25,000	12,296,500

Transportation & Logistics — 2.2%
United Parcel Service, Inc. - Class B	100,000	21,434,000

Real Estate — 7.2%
Real Estate Owners & Developers — 3.9%
Texas Pacific Land Corporation	30,000	37,466,100

REITs — 3.3%
Equinix, Inc.	37,400	31,634,416

Technology — 32.7%
Semiconductors — 4.2%
Texas Instruments, Inc.	215,000	40,521,050

Software — 11.2%
ANSYS, Inc. *	28,000	11,231,360
Microsoft Corporation	110,000	36,995,200
SAP SE - ADR	180,000	25,219,800
SS&C Technologies Holdings, Inc.	425,000	34,841,500
		108,287,860
Technology Services — 17.3%
Accenture plc - Class A	105,000	43,527,750
Broadridge Financial Solutions, Inc.	205,000	37,478,100

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 100.0% (Continued)	Shares	Market Value
Technology — 32.7% (Continued)
Technology Services — 17.3% (Continued)
Jack Henry & Associates, Inc.	114,500	$19,120,355
Moody’s Corporation	65,000	25,387,700
Visa, Inc. - Class A	190,000	41,174,900
		166,688,805

Total Common Stocks (Cost $615,048,379)		$964,083,033

MONEY MARKET FUNDS — 0.1%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $886,412)	886,412	$886,412

Total Investments at Market Value — 100.1% (Cost $615,934,791)		$964,969,445

Liabilities in Excess of Other Assets — (0.1%)		(827,249)

Net Assets — 100.0%		$964,142,196

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) had a total return of 21.06% for the twelve months ended December 31, 2021 compared to the total returns for the MSCI ACWI and S&P Global 1200 indices of 18.54% and 21.53%, respectively (the “global market indices”).

By geographic region, the United States provided the best returns among large global equity markets as measured by the S&P 500 Index, which advanced 28.71% in U.S. dollars. The European markets provided the second-best return as measured by the S&P Europe 350 Index, which advanced 17.30% in U.S. dollars. In U.S. dollar terms, stocks in Japan and the emerging markets materially underperformed. The Topix 150, which represents the large cap universe for Japan returned 2.85%, while the MSCI Emerging Market Index had a negative return of 2.54%.

During the fourth quarter, the Fund had a total return of 7.70% compared to the MSCI ACWI and S&P Global 1200 indices of 6.68% and 8.04%, respectively.

Top performers during the fourth quarter of 2021

Karooooo Ltd.	38.14%
Accenture plc	29.96%
Lowe’s Companies, Inc.	27.88%

Top performers in calendar year 2021

Lowe’s Companies, Inc.	63.33%
Accenture plc	60.66%
IQVIA Holdings Inc.	57.47%

Karooooo Ltd. offers a comprehensive suite of telematics, which includes data analysis, mobile asset tracking, and managerial oversight of fleets for 1.4 million customers across 23 countries. The stock initially rallied as insiders opted to retain their shares in Karooooo even though they were free to sell shares following the expiration of the lock-up period (9/28/21). Subsequently, the stock outperformed after the company pre-announced strong subscriber additions for the 4th quarter of 2021.

Shares of Accenture plc surged following much stronger than expected fiscal first quarter results, which were driven by digital transformation projects and market share gains. Finally, Lowe’s Companies third quarter results were stronger than expected because of cost saving initiatives and market share gains.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Bottom performers during the fourth quarter

StoneCo Ltd.	-51.44%
Koninklijke Philips N.V.	-17.08%
Medtronic plc	-16.96%

Bottom performers in calendar year 2021:

StoneCo. Ltd.	-59.59%
Rubis	-34.32%
Koninklijke Philips N.V.	-30.73%

StoneCo Ltd. provides solutions that enables merchants and integrated partners to conduct electronic commerce seamlessly across in-store, online, and mobile channels in Brazil. During Covid-induced lockdowns and other operational problems at the company, the stock price of StoneCo more than halved. It now appears that the successful integration of the newly acquired software with its payments business will drive substantial shareholder value longer term.

Koninklijke Philips N.V underperformed after the FDA conducted a review of Phillips’ manufacturing facility, which resulted in several concerns relating to the recall and replacement of the DreamStation 1, and the silicone foam being used in the DreamStation 2. Medtronic lowered 2022 guidance and announced that several important new products were delayed. Also, the FDA issued a warning letter relating to its facility that manufactures diabetes pumps.

During the fourth quarter, we exited Compagnie Generale des Etablissements Michelin (consumer durables), while the fund initiated new positions in Edenred SA (Industrials Products & Services) and GFL Environmental Inc. (Environmental Services).

Thank you for being a shareholder in the Ave Maria World Equity Fund.

Sincerely,

Anthony W. Gennaro Jr. CFA, CPA
Portfolio Manager

AVE MARIA WORLD EQUITY FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund, the MSCI ACWI Index** and
the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-20 (as disclosed in May 1, 2021 prospectus)	Year Ended 12-31-21
Gross	1.27%*	1.22%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.
**

Since May 1, 2021, the MSCI ACWI Index has been the Fund’s primary benchmark. It replaced the S&P 1200 Global Index because the MSCI ACWI Index is more representative of the Fund’s portfolio composition.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX	S&P 1200 GLOBAL INDEX
2010 (a)	12.4%	9.1%	8.5%
2011	-9.6%	-7.3%	-5.1%
2012	13.8%	16.1%	16.8%
2013	23.5%	22.8%	25.8%
2014	0.5%	4.2%	5.4%
2015	-4.8%	-2.4%	-0.9%
2016	8.7%	7.9%	8.9%
2017	17.9%	24.0%	23.8%
2018	-8.9%	-9.4%	-8.2%
2019	27.7%	26.6%	28.2%
2020	-0.2%	16.3%	15.6%
2021	21.1%	18.5%	21.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX	S&P 1200 GLOBAL INDEX
3 Years	15.6%	20.4%	21.7%
5 Years	10.6%	14.4%	15.4%
10 Years	9.3%	11.9%	13.1%
Since Inception (b)	8.0%	10.2%	11.4%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2021.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

December 31, 2021 (Unaudited)

Shares	Company	Market Value	% of Net Assets
15,800	Microsoft Corporation	$5,313,856	5.7%
16,340	IQVIA Holdings, Inc.	4,610,167	5.0%
10,500	Accenture plc - Class A	4,352,775	4.7%
10,000	Mastercard, Inc. - Class A	3,593,200	3.9%
12,950	Lowe’s Companies, Inc.	3,347,316	3.6%
59,000	Coca-Cola European Partners plc	3,299,870	3.5%
17,605	Pioneer Natural Resources Company	3,201,997	3.4%
6,400	S&P Global, Inc.	3,020,352	3.3%
15,500	Chubb Ltd.	2,996,305	3.2%
20,000	SAP SE	2,811,586	3.0%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	4.3%
Consumer Discretionary	4.7%
Consumer Staples	5.5%
Energy	5.7%
Financials	17.5%
Health Care	11.9%
Industrials	18.1%
Real Estate	2.6%
Technology	28.4%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.3%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

December 31, 2021

COMMON STOCKS — 98.7%	Shares	Market Value
Communications — 4.3%
Entertainment Content — 1.7%
Electronic Arts, Inc.	12,000	$1,582,800

Internet Media & Services — 2.6%
eDreams ODIGEO S.A. *	222,200	2,451,061

Consumer Discretionary — 4.7%
Automotive — 1.1%
Ferrari N.V.	4,000	1,035,280

Retail - Discretionary — 3.6%
Lowe’s Companies, Inc.	12,950	3,347,316

Consumer Staples — 5.5%
Beverages — 3.5%
Coca-Cola European Partners plc	59,000	3,299,870

Food — 2.0%
Mondelēz International, Inc. - Class A	27,500	1,823,525

Energy — 5.7%
Oil & Gas Producers — 5.7%
Chevron Corporation	10,350	1,214,573
Pioneer Natural Resources Company	17,605	3,201,997
Rubis SCA	27,750	828,870
		5,245,440
Financials — 17.5%
Banking — 3.4%
First Horizon Corporation	105,000	1,714,650
Truist Financial Corporation	24,500	1,434,475
		3,149,125
Diversified Financial Services — 3.3%
S&P Global, Inc.	6,400	3,020,352

Insurance — 8.6%
AXA S.A. - ADR	92,600	2,756,702
Chubb Ltd.	15,500	2,996,305
Willis Towers Watson plc	9,500	2,256,155
		8,009,162
Specialty Finance — 2.2%
Fidelity National Financial, Inc.	39,500	2,061,110

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.7% (Continued)	Shares	Market Value
Health Care — 11.9%
Health Care Facilities & Services — 5.0%
IQVIA Holdings, Inc. *	16,340	$4,610,167

Medical Equipment & Devices — 6.9%
Alcon, Inc.	25,500	2,221,560
Koninklijke Philips N.V.	50,099	1,846,148
Medtronic plc	22,919	2,370,971
		6,438,679
Industrials — 18.1%
Aerospace & Defense — 1.4%
Lockheed Martin Corporation	3,750	1,332,788

Commercial Services — 3.3%
Karooooo Ltd. *	24,828	1,012,486
Teleperformance S.A. - ADR	9,081	2,022,248
		3,034,734
Commercial Support Services — 2.7%
Edenred	22,000	1,014,767
GFL Environmental, Inc.	38,600	1,461,010
		2,475,777
Diversified Industrials — 1.9%
Eaton Corporation plc	10,175	1,758,443

Electrical Equipment — 3.0%
Otis Worldwide Corporation	12,000	1,044,840
TE Connectivity Ltd.	11,100	1,790,874
		2,835,714
Machinery — 3.2%
ITOCHU Corporation	28,000	855,700
Nidec Corporation	18,285	2,160,665
		3,016,365
Transportation & Logistics — 2.6%
Canadian National Railway Company	10,000	1,228,600
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Series B *	83,100	1,148,254
		2,376,854
Real Estate — 2.6%
Real Estate Services — 1.6%
FirstService Corporation	7,500	1,473,525

REITs — 1.0%
Equinix, Inc.	1,075	909,278

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.7% (Continued)	Shares	Market Value
Technology — 28.4%
IT Services — 0.4%
StoneCo Ltd. - Class A *	23,500	$396,210

Semiconductors — 4.4%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	21,000	2,526,510
Texas Instruments, Inc.	8,500	1,601,995
		4,128,505
Software — 11.5%
Adobe, Inc. *	2,800	1,587,768
Microsoft Corporation	15,800	5,313,856
SAP SE	20,000	2,811,586
Sapiens International Corporation N.V.	28,052	966,391
		10,679,601
Technology Hardware — 1.8%
Murata Manufacturing Company Ltd.	20,640	1,644,510

Technology Services — 10.3%
Accenture plc - Class A	10,500	4,352,775
Mastercard, Inc. - Class A	10,000	3,593,200
Visa, Inc. - Class A	7,500	1,625,325
		9,571,300

Total Common Stocks (Cost $60,910,796)		$91,707,491

MONEY MARKET FUNDS — 1.5%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $1,352,628)	1,352,628	$1,352,628

Total Investments at Market Value — 100.2% (Cost $62,263,424)		$93,060,119

Liabilities in Excess of Other Assets — (0.2%)		(152,323)

Net Assets — 100.0%		$92,907,796

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

December 31, 2021 (Unaudited)

Country	Value	% of Net Assets
United States **	$51,293,078	55.2%
France	6,622,587	7.1%
United Kingdom	5,556,025	6.0%
Switzerland	5,217,865	5.6%
Japan	4,660,875	5.0%
Canada	4,163,135	4.5%
Germany	2,811,586	3.0%
Taiwan	2,526,510	2.7%
Spain	2,451,061	2.7%
Netherlands	1,846,148	2.0%
Mexico	1,148,254	1.2%
Italy	1,035,280	1.1%
Singapore	1,012,486	1.1%
Israel	966,391	1.1%
Brazil	396,210	0.4%
Total	$91,707,491	98.7%

**

Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company is headquartered outside the United States, or has at least 50% of its revenues or operations outside the United States during its most recent fiscal year, at the time of purchase.

See notes to financial statements.

Ave Maria Focused Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Focused Fund (the “Fund”) was started May 1, 2020. For 2021, the Fund was up 27.96%, compared to 18.91% for the S&P MidCap 400 Growth Index (the “New Secondary Benchmark”) and 28.71% for S&P 500 Index (the “Primary Benchmark”).

	1 Yr.	Since Inception
Ave Maria Focused Fund	27.96%	32.33%
S&P 500 Index	28.71%	38.81%
S&P MidCap 400 Growth Index	18.91%	40.07%

A Brief Note on Performance and the Benchmark Change:

The Fund exhibited strong performance in 2021. It outperformed the New Secondary Benchmark by 905 basis points and slightly lagged the Primary Benchmark by 75 basis points. Additionally, the Fund’s 2021 performance placed it within the top 15% of its Large Growth Morningstar Category, [out of 1,230 funds] outperforming its Morningstar category average by 725 basis points based on its total return.

When the Fund was launched in May of 2020, it was envisioned that the holdings would be eclectic, resulting from a bottom-up research process and representing diverse industries, geographies, and market capitalizations. The opportunities that were attractive at the launch of the Fund, a time of heightened economic uncertainty due to the beginning of the COVID-19 Pandemic, were primarily U.S. based large capitalization companies. Accordingly, the S&P 500 Index was initially chosen as the benchmark for the Fund. However, we believed that over time the composition of the Fund’s holdings would include additional smaller and mid-capitalization companies, as well as more international companies. This prediction came to fruition during 2021; for example, the current average market capitalization of the Fund’s holdings is $12 billion, which is significantly lower than the $39 billion average as of 12/31/2020. Additionally, the Fund now owns several international companies. Given how the portfolio has evolved, we believe a more appropriate benchmark is the S&P MidCap 400 Growth Index. Regulations require us to disclose the original primary benchmark for one year, after which, the New Secondary Benchmark will become the Primary Benchmark.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

New Investments:

New investments in 2021 include: API Group, Archaea Energy, Green Plains, and NextDC. Each of these companies have been discussed in previous investor letters. There are two new investments that occurred in the fourth quarter, which are noted below.

●

AMMO, Inc. (“Ammo”) is a leading U.S. manufacturer of ammunition products and the owner of GunBroker.com, the leading online marketplace for dealer-to-consumer and peer-to-peer firearm transactions. AMMO acquired GunBroker.com in mid-2021. AMMO can accelerate GunBroker’s already impressive growth by enhancing customer service, offering credit cards and buy-now-pay-later options, selling ancillary products such has hunting supplies, creating a mobile application, and selling its own ammunition direct-to-consumers. AMMO, Inc.’s ammunition business should benefit from the national shortage in ammunition, the recent growth of US firearm ownership (an estimated 5 million new owners in 2020), the sale of proprietary ammunition for military applications, and the ability to sell its own products direct-to-consumers through GunBroker.com.

●

Purple Innovation is a vertically integrated designer and manufacturer of gel-grid mattresses. The company’s proprietary gel-grid technology feels remarkably different from existing mattress technologies, such as innersprings and memory foam, allowing Purple mattresses to stand out in a commoditized industry. Purple’s marketing operation is also highly efficient. Viral advertising campaigns have resulted in extensive marketing reach despite relatively little advertising spend. Purple’s stock price has declined recently as they faced temporary manufacturing problems and elevated costs from supply chain constraints. However, we expect the company to overcome its operational setbacks and resume growing at an attractive rate. Furthermore, the company can re-deploy capital at attractive returns as it opens new retail stores.

Exited Positions:

During 2021, The Fund exited Change Healthcare, Inc.; SBA Communications; Software AG; and Hermes, in favor of other investment opportunities.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Notable Portfolio Company Events:

eDreams provides an online travel service in Europe. In Q1 2021, eDreams’ Prime program had 758,000 paying subscribers. As of November 12, 2021, eDreams had 1,976,000 paying Prime members. Furthermore, management presented a goal of having more than 7,250,000 Prime members by the end of fiscal year 2025. eDreams’ stock price is up approximately 5 times since our initial purchase in the summer of 2020. Yet there could be plenty of upside remaining if the company realizes management’s aggressive goals.

Since Q2 2020, part of our thesis for the investment in Valvoline was that an activist could unlock value by forcing the company to spin off its fast-growing instant oil change business. In October, the company announced that it would indeed be spinning off that business. While details are forthcoming, the announcement was positive and bodes well for future performance of the company.

Thank you for partnering with us. Your investment in the Ave Maria Focused Fund is appreciated.

With best regards,

Chadd M. Garcia, CFA	Adam P. Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total-return percentile rank relative to all funds that have the same {Morningstar} Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

AVE MARIA FOCUSED FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Focused Fund , the S&P MidCap 400 Growth Index**
and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2021.

Expense Ratio information as of:	Period Ended 12-31-20 (as disclosed in May 1, 2021 prospectus)	Year Ended 12-31-21
Gross	1.30%*	1.21%
Net	1.26%*	1.23%

*	Includes Acquired Fund Fees and Expenses.
**

Since December 31, 2021, the S&P MidCap 400 Growth Index has been the Fund’s primary benchmark. It replaced the S&P 500 Index because the S&P MidCap 400 Growth Index is more representative of the Fund’s portfolio composition.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA FOCUSED FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX	S&P 500 INDEX
2020 (a)	24.7%	47.6%	34.3%
2021	28.0%	18.9%	28.7%

AVE MARIA FOCUSED FUND
As of December 31, 2021 (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX	S&P 500 INDEX
Since Inception (b)	32.3%	40.1%	38.8%

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2021.

AVE MARIA FOCUSED FUND

Ten Largest Equity Holdings

December 31, 2021 (Unaudited)

Shares	Company	Market Value	% of Net Assets
962,020	eDreams ODIEGO S.A.	$10,611,922	16.7%
247,709	API Group Corporation	6,383,461	10.1%
144,296	GFL Environmental, Inc.	5,461,604	8.6%
243,880	Purple Innovation, Inc.	3,236,288	5.1%
92,017	Green Plains, Inc.	3,198,511	5.0%
331,850	NextDC Ltd.	3,079,323	4.9%
75,776	frontdoor, inc.	2,777,190	4.4%
7,196	Microsoft Corporation	2,420,159	3.8%
4,241	Adobe, Inc.	2,404,901	3.8%
2,776	Equinix, Inc.	2,348,052	3.7%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	16.7%
Consumer Discretionary	6.8%
Energy	6.6%
Financials	5.3%
Health Care	3.2%
Industrials	28.6%
Materials	3.7%
Real Estate	5.5%
Technology	23.4%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	0.2%
100.0%

AVE MARIA FOCUSED FUND

Schedule of Investments

December 31, 2021

COMMON STOCKS — 99.8%	Shares	Market Value
Communications — 16.7%
Internet Media & Services — 16.7%
eDreams ODIGEO S.A. *	962,020	$10,611,922

Consumer Discretionary — 6.8%
Automotive — 1.7%
Ferrari N.V.	4,284	1,108,785

Home & Office Products — 5.1%
Purple Innovation, Inc. *	243,880	3,236,288

Energy — 6.6%
Renewable Energy — 6.6%
Archaea Energy, Inc. *	53,225	972,953
Green Plains, Inc. *	92,017	3,198,511
		4,171,464
Financials — 5.3%
Asset Management — 5.3%
Brookfield Asset Management Reinsurance Partners Ltd. - Class A *	23,053	1,443,809
Brookfield Asset Management, Inc. - Class A	31,797	1,919,903
		3,363,712
Health Care — 3.2%
Health Care Facilities & Services — 3.2%
Chemed Corporation	3,846	2,034,688

Industrials — 28.6%
Aerospace & Defense — 3.4%
AMMO, Inc. *	400,600	2,183,270

Commercial Support Services — 10.7%
GFL Environmental, Inc.	144,296	5,461,604
Waste Connections, Inc.	9,644	1,314,188
		6,775,792
Electrical Equipment — 10.1%
API Group Corporation *	247,709	6,383,461

Engineering & Construction — 4.4%
frontdoor, inc. *	75,776	2,777,190

Materials — 3.7%
Chemicals — 3.7%
Valvoline, Inc.	62,367	2,325,665

AVE MARIA FOCUSED FUND

SCHEDULE OF INVESTMENTS

(Continued)

COMMON STOCKS — 99.8% (Continued)	Shares	Market Value
Real Estate — 5.5%
Real Estate Owners & Developers — 1.8%
Texas Pacific Land Corporation	925	$1,155,205

REITs — 3.7%
Equinix, Inc.	2,776	2,348,052

Technology — 23.4%
Software — 13.0%
Adobe, Inc. *	4,241	2,404,901
Autodesk, Inc. *	6,646	1,868,789
Microsoft Corporation	7,196	2,420,159
Tyler Technologies, Inc. *	2,946	1,584,801
		8,278,650
Technology Hardware — 4.9%
NextDC Ltd. *	331,850	3,079,323

Technology Services — 5.5%
Mastercard, Inc. - Class A	4,163	1,495,849
Moody’s Corporation	2,831	1,105,732
Visa, Inc. - Class A	4,125	893,929
		3,495,510

Total Common Stocks (Cost $48,724,495)		$63,328,977

MONEY MARKET FUNDS — 1.0%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $663,538)	663,538	$663,538

Total Investments at Market Value — 100.8% (Cost $49,388,033)		$63,992,515

Liabilities in Excess of Other Assets — (0.8%)		(516,515)

Net Assets — 100.0%		$63,476,000

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the 19th consecutive year, the Ave Maria Bond Fund (the “Fund”) finished in positive territory. In fact, the Fund is one of only fifteen mutual funds out of a total of 3,428 to achieve positive performance every calendar year since the Fund’s first full year in 2004. Additionally, 2021 was a banner year for the Fund, as the total return was 4.38% for the year, compared to –1.44% for the Bloomberg Intermediate U.S. Government/Credit Index. The combination of dividend-paying common stocks, U.S. TIPS, and the short-duration profile of the Fund all contributed positively to the outperformance compared to the benchmark.

The 10-year U.S. Treasury Note started the year yielding 0.9% and quickly rose to 1.7% by the end of the first quarter and finished the year at 1.4%. With inflation running hot, the Federal Reserve (the Fed) has started scaling back their quantitative easing program implemented at the start of the pandemic. In addition, the Fed has indicated that short-term interest rates are set to increase beginning in March, so the pump looks primed for higher interest rates.

Corporate credit spreads spent most of the year hovering near all-time lows, except for November and December when rates widened marginally as financial markets reacted to the Fed’s action, but spreads remain well below historical averages. With low underlying interest rates and tight credit spreads, bond investors should be cautious, as small changes in either or both could cause substantial changes in bond prices.

In reviewing the performance of the Fund, the top contributors were the common stocks of Texas Pacific Land Corporation (royalty income – oil and gas), Chevron Corporation (integrated oils), and Watsco, Inc. (HVAC equipment & supplies distributor). The Fund’s weakest performing assets were the common stocks of Western Union Company (money transfer services), VF Corporation (apparel), and Medtronic plc (medical devices).

Interest rates and corporate credit spreads remain low and are expected to rise in the future. Therefore, the Fund will continue to be managed in a conservative manner. Bond maturities will be kept short and credit quality will remain high. Dividend-paying common stocks in the Fund continue to offer an attractive combination of income and price appreciation.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-20 (as disclosed in May 1, 2021 prospectus)	0.43%*
Expense ratio for the year ended 12-31-21	0.43%

*	Includes Acquired Fund Fees and Expenses and has been restated to reflect a reduction in the annual management fees of 0.05% effective May 1, 2021 (Note 2).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%
2019	8.3%	6.8%
2020	5.6%	6.4%
2021	4.4%	-1.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2021 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
3 Years	6.1%	3.9%
5 Years	4.5%	2.9%
10 Years	4.1%	2.4%
15 Years	4.4%	3.5%
Since Inception (b)	4.3%	3.4%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2021.

AVE MARIA BOND FUND

Ten Largest Holdings*

December 31, 2021 (Unaudited)

Par Value/ Shares	Holding	Market Value	% of Net Assets
$10,963,800	U.S. Treasury Inflation-Protected Notes, 0.500%, due 04/15/24	$11,687,796	2.3%
$10,601,000	Illinois Tool Works, Inc., 2.650%, due 11/15/26	11,123,194	2.2%
$10,000,000	U.S. Treasury Notes, 2.875%, due 11/30/23	10,410,547	2.1%
$10,000,000	U.S. Treasury Notes, 2.125%, due 11/30/24	10,336,328	2.1%
$10,000,000	U.S. Treasury Notes, 1.625%, due 08/31/22	10,090,235	2.0%
$10,000,000	U.S. Treasury Notes, 0.375%, due 04/15/24	9,901,563	2.0%
$10,000,000	U.S. Treasury Notes, 0.500%, due 03/31/25	9,837,109	2.0%
25,000	Lockheed Martin Corporation	8,885,250	1.8%
$7,347,600	U.S. Treasury Inflation-Protected Notes, 0.375%, due 07/15/27	8,153,683	1.6%
$7,375,000	BlackRock, Inc., 3.200%, due 03/15/27	7,964,849	1.6%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	23.8%

CORPORATE BONDS
Sector
Communications	1.2%
Consumer Discretionary	5.6%
Consumer Staples	7.4%
Energy	3.2%
Financials	4.6%
Health Care	3.1%
Industrials	6.4%
Materials	2.0%
Technology	15.6%

COMMON STOCKS
Sector
Consumer Discretionary	2.5%
Consumer Staples	1.1%
Energy	1.4%
Financials	4.6%
Health Care	1.3%
Industrials	5.7%
Real Estate	1.3%
Technology	1.4%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	7.8%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

December 31, 2021

U.S. GOVERNMENT & AGENCIES — 23.8%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 12.4% (a)
0.625%, due 04/15/23	$6,011,388	$6,284,014
0.500%, due 04/15/24	10,963,800	11,687,796
2.375%, due 01/15/25	4,400,850	5,012,156
0.625%, due 01/15/26	5,818,650	6,391,423
2.000%, due 01/15/26	4,179,540	4,836,838
0.125%, due 04/15/26	5,272,000	5,690,362
0.375%, due 01/15/27	4,464,369	4,911,416
0.375%, due 07/15/27	7,347,600	8,153,683
0.500%, due 01/15/28	5,605,050	6,273,277
0.750%, due 07/15/28	2,753,950	3,154,725
		62,395,690
U.S. Treasury Notes — 11.4%
1.875%, due 07/31/22	2,500,000	2,523,438
1.625%, due 08/31/22	10,000,000	10,090,235
2.875%, due 11/30/23	10,000,000	10,410,547
0.375%, due 04/15/24	10,000,000	9,901,563
2.125%, due 11/30/24	10,000,000	10,336,328
0.500%, due 03/31/25	10,000,000	9,837,109
2.750%, due 08/31/25	4,000,000	4,233,281
		57,332,501
Total U.S. Government & Agencies (Cost $119,098,585)		$119,728,191

CORPORATE BONDS — 49.1%	Par Value	Market Value
Communications — 1.2%
Electronic Arts, Inc., 4.800%, due 03/01/26	$5,500,000	$6,134,812

Consumer Discretionary — 5.6%
Lowe’s Companies, Inc., 3.120%, due 04/15/22	3,000,000	3,006,390
Lowe’s Companies, Inc., 3.125%, due 09/15/24	800,000	839,895
Lowe’s Companies, Inc., 3.375%, due 09/15/25	1,500,000	1,597,081
Lowe’s Companies, Inc., 2.500%, due 04/15/26	3,000,000	3,124,349
Lowe’s Companies, Inc., 3.100%, due 05/03/27	5,000,000	5,337,896
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	3,146,301
Ross Stores, Inc., 0.875%, due 04/15/26	1,700,000	1,648,091
TJX Companies, Inc. (The), 2.500%, due 05/15/23	2,000,000	2,037,808
TJX Companies, Inc. (The), 2.250%, due 09/15/26	3,426,000	3,538,891
TJX Companies, Inc. (The), 1.150%, due 05/15/28	2,000,000	1,927,776
VF Corporation, 2.400%, due 04/23/25	650,000	668,925
VF Corporation, 2.800%, due 04/23/27	1,200,000	1,255,727
		28,129,130

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.1% (Continued)	Par Value	Market Value
Consumer Staples — 7.4%
Coca-Cola Company (The), 1.450%, due 06/01/27	$2,500,000	$2,487,049
Coca-Cola Company (The), 1.000%, due 03/15/28	1,000,000	961,877
Colgate-Palmolive Company, 2.250%, due 11/15/22	500,000	507,484
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,663,000	2,698,875
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	833,650
Hershey Company (The), 2.625%, due 05/01/23	4,536,000	4,625,112
Hershey Company (The), 3.375%, due 05/15/23	500,000	517,470
Hershey Company (The), 2.050%, due 11/15/24	3,200,000	3,288,494
Hershey Company (The), 0.900%, due 06/01/25	6,550,000	6,466,058
Hershey Company (The), 2.300%, due 08/15/26	1,500,000	1,554,726
Hormel Foods Corporation, 1.700%, due 06/03/28	895,000	892,290
Kimberly-Clark Corporation, 2.400%, due 03/01/22	3,811,000	3,824,355
Kimberly-Clark Corporation, 2.400%, due 06/01/23	440,000	450,188
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,167,064
Kimberly-Clark Corporation, 2.750%, due 02/15/26	343,000	362,806
Kimberly-Clark Corporation, 1.050%, due 09/15/27	4,097,000	3,971,526
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,584,861
		37,193,885
Energy — 3.2%
Chevron Corporation, 2.895%, due 03/03/24	1,824,000	1,894,854
Chevron Corporation, 2.954%, due 05/16/26	1,450,000	1,535,906
Chevron Corporation, 1.995%, due 05/11/27	5,085,000	5,164,449
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	2,000,110
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,707,788
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,715,931
Exxon Mobil Corporation, 2.709%, due 03/06/25	998,000	1,038,079
		16,057,117
Financials — 4.6%
BlackRock, Inc., 3.500%, due 03/18/24	2,500,000	2,642,410
BlackRock, Inc., 3.200%, due 03/15/27	7,375,000	7,964,849
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	4,309,000	4,549,081
Chubb INA Holdings, Inc., 3.350%, due 05/03/26	500,000	536,334
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,624,439
PNC Financial Services Group, Inc. (The), 3.250%, due 01/22/28	4,380,000	4,709,553
U.S. Bancorp, 3.375%, due 02/05/24	1,000,000	1,048,425
		23,075,091
Health Care — 3.1%
Medtronic, Inc., 3.500%, due 03/15/25	5,598,000	5,962,442
Stryker Corporation, 3.375%, due 05/15/24	5,500,000	5,773,109
Stryker Corporation, 3.375%, due 11/01/25	1,026,000	1,094,138

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.1% (Continued)	Par Value	Market Value
Health Care — 3.1% (Continued)
Stryker Corporation, 3.500%, due 03/15/26	$2,468,000	$2,646,044
		15,475,733
Industrials — 6.4%
3M Company, 2.000%, due 06/26/22	1,073,000	1,081,287
3M Company, 2.250%, due 03/15/23	3,000,000	3,049,337
Hubbell, Inc., 3.150%, due 08/15/27	2,500,000	2,631,224
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,566,008
Illinois Tool Works, Inc., 2.650%, due 11/15/26	10,601,000	11,123,194
Lockheed Martin Corporation, 3.550%, due 01/15/26	1,000,000	1,083,004
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	3,007,502
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,511,568
United Parcel Service, Inc., 2.800%, due 11/15/24	1,000,000	1,045,088
United Parcel Service, Inc., 2.400%, due 11/15/26	2,869,000	2,974,129
		32,072,341
Materials — 2.0%
Ecolab, Inc., 2.700%, due 11/01/26	5,638,000	5,923,308
Ecolab, Inc., 3.250%, due 12/01/27	3,676,000	3,991,869
		9,915,177
Technology — 15.6%
Cisco Systems, Inc., 2.600%, due 02/28/23	2,475,000	2,531,001
Cisco Systems, Inc., 3.625%, due 03/04/24	3,500,000	3,713,710
Cisco Systems, Inc., 2.950%, due 02/28/26	1,000,000	1,063,252
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	3,232,956
Mastercard, Inc., 3.375%, due 04/01/24	3,855,000	4,057,053
Mastercard, Inc., 2.000%, due 03/03/25	5,625,000	5,768,907
Mastercard, Inc., 2.950%, due 11/21/26	2,000,000	2,128,968
Mastercard, Inc., 3.300%, due 03/26/27	5,199,000	5,621,667
Mastercard, Inc., 3.500%, due 02/26/28	450,000	494,041
Microsoft Corporation, 2.400%, due 08/08/26	5,750,000	6,020,510
Microsoft Corporation, 3.300%, due 02/06/27	4,450,000	4,852,320
Moody’s Corporation, 2.625%, due 01/15/23	5,122,000	5,207,392
Moody’s Corporation, 4.875%, due 02/15/24	1,500,000	1,602,828
Moody’s Corporation, 3.250%, due 01/15/28	3,550,000	3,808,465
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,534,736
Texas Instruments, Inc., 1.375%, due 03/12/25	1,160,000	1,165,277
Texas Instruments, Inc., 2.900%, due 11/03/27	740,000	790,117
Texas Instruments, Inc., 2.250%, due 09/04/29	1,112,000	1,136,210
Texas Instruments, Inc., 1.750%, due 05/04/30	4,500,000	4,417,542
Visa, Inc., 2.150%, due 09/15/22	4,000,000	4,042,426
Visa, Inc., 3.150%, due 12/14/25	3,905,000	4,163,959

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.1% (Continued)	Par Value	Market Value
Technology — 15.6% (Continued)
Visa, Inc., 1.900%, due 04/15/27	$3,854,000	$3,907,341
Visa, Inc., 2.750%, due 09/15/27	6,051,000	6,382,940
		78,643,618

Total Corporate Bonds (Cost $245,256,748)		$246,696,904

COMMON STOCKS — 19.3%	Shares	Market Value
Consumer Discretionary — 2.5%
Apparel & Textile Products — 1.1%
VF Corporation	80,000	$5,857,600

Retail - Discretionary — 1.4%
Genuine Parts Company	49,300	6,911,860

Consumer Staples — 1.1%
Beverages — 1.1%
Coca-Cola European Partners plc	100,000	5,593,000

Energy — 1.4%
Oil & Gas Producers — 1.4%
Chevron Corporation	58,000	6,806,300

Financials — 4.6%
Asset Management — 1.3%
BlackRock, Inc.	7,000	6,408,920

Banking — 2.4%
First Horizon Corporation	451,000	7,364,830
Truist Financial Corporation	77,000	4,508,350
		11,873,180
Specialty Finance — 0.9%
Fidelity National Financial, Inc.	90,000	4,696,200

Health Care — 1.3%
Medical Equipment & Devices — 1.3%
Medtronic plc	64,000	6,620,800

Industrials — 5.7%
Aerospace & Defense — 1.8%
Lockheed Martin Corporation	25,000	8,885,250

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.3% (Continued)	Shares	Market Value
Industrials — 5.7% (Continued)
Industrial Support Services — 2.8%
Fastenal Company	106,000	$6,790,360
Watsco, Inc.	24,000	7,509,120
		14,299,480
Transportation & Logistics — 1.1%
United Parcel Service, Inc. - Class B	25,000	5,358,500

Real Estate — 1.3%
Real Estate Owners & Developers — 1.3%
Texas Pacific Land Corporation	5,400	6,743,898

Technology — 1.4%
Semiconductors — 1.4%
Texas Instruments, Inc.	37,000	6,973,390

Total Common Stocks (Cost $63,204,990)		$97,028,378

MONEY MARKET FUNDS — 7.6%	Shares	Market Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	23,913,385	$23,913,385
Federated Hermes Treasury Obligations Fund - Institutional Shares, 0.01% (b)	14,215,403	14,215,403
Total Money Market Funds (Cost $38,128,788)		$38,128,788

Total Investments at Market Value — 99.8% (Cost $465,689,111)		$501,582,261

Other Assets in Excess of Liabilities — 0.2%		1,185,498

Net Assets — 100.0%		$502,767,759

(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2021.
See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2021

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$229,460,268	$632,300,675	$615,934,791
At market value (Note 1)	$328,181,125	$1,067,973,358	$964,969,445
Cash	—	639	—
Receivable for capital shares sold	143,195	862,082	764,306
Dividends receivable	231,810	250,119	1,192,323
Other assets	25,508	45,115	45,669
TOTAL ASSETS	328,581,638	1,069,131,313	966,971,743

LIABILITIES
Payable for capital shares redeemed	67,451	659,868	849,064
Payable to Adviser (Note 2)	611,714	2,016,726	1,853,460
Payable to administrator (Note 2)	26,952	86,925	81,366
Other accrued expenses	22,530	51,932	45,657
TOTAL LIABILITIES	728,647	2,815,451	2,829,547

NET ASSETS	$327,852,991	$1,066,315,862	$964,142,196

NET ASSETS CONSIST OF:
Paid-in capital	$229,132,134	$630,802,053	$615,097,165
Accumulated earnings	98,720,857	435,513,809	349,045,031
NET ASSETS	$327,852,991	$1,066,315,862	$964,142,196
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	14,041,120	23,792,818	43,984,472
Net asset value, offering price and redemption price per share (Note 1)	$23.35	$44.82	$21.92

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$62,263,424	$49,388,033	$465,689,111
At market value (Note 1)	$93,060,119	$63,992,515	$501,582,261
Cash	4,088	2,087	—
Receivable for capital shares sold	28,701	13,335	678,096
Dividends and interest receivable	80,127	2,990	2,163,403
Tax reclaims receivable	1,365	—	—
Other assets	15,334	9,413	31,865
TOTAL ASSETS	93,189,734	64,020,340	504,455,625

LIABILITIES
Payable for capital shares redeemed	36,332	67,773	1,294,698
Payable for investment securities purchased	—	327,624	—
Payable to Adviser (Note 2)	222,500	128,415	322,546
Payable to administrator (Note 2)	7,587	5,010	37,219
Other accrued expenses	15,519	15,518	33,403
TOTAL LIABILITIES	281,938	544,340	1,687,866

NET ASSETS	$92,907,796	$63,476,000	$502,767,759

NET ASSETS CONSIST OF:
Paid-in capital	$63,288,533	$48,880,624	$466,874,609
Accumulated earnings	29,619,263	14,595,376	35,893,150
NET ASSETS	$92,907,796	$63,476,000	$502,767,759
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,846,924	4,171,951	41,098,826
Net asset value, offering price and redemption price per share (Note 1)	$19.17	$15.21	$12.23

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Year Ended December 31, 2021

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$3,752,204	$8,243,685	$17,003,969
Foreign withholding taxes on dividends	(42,634)	(334,200)	(181,798)
Interest	280	—	—
TOTAL INVESTMENT INCOME	3,709,850	7,909,485	16,822,171

EXPENSES
Investment advisory fees (Note 2)	2,357,232	7,634,477	7,003,066
Administration, accounting and transfer agent fees (Note 2)	302,856	1,012,124	936,255
Trustees’ fees and expenses (Note 2)	37,250	127,049	116,847
Registration and filing fees	36,631	58,133	48,090
Postage and supplies	32,332	70,020	65,035
Audit and tax services fees	23,760	52,406	48,666
Custodian and bank service fees	18,710	58,405	54,735
Legal fees	25,248	25,248	25,248
Advisory board fees and expenses (Note 2)	9,098	31,773	29,645
Insurance expense	13,838	18,797	18,744
Printing of shareholder reports	10,912	18,239	16,380
Compliance service fees and expenses (Note 2)	14,413	47,349	43,485
Other expenses	21,564	46,505	43,512
TOTAL EXPENSES	2,903,844	9,200,525	8,449,708

NET INVESTMENT INCOME (LOSS)	806,006	(1,291,040)	8,372,463

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	23,775,668	116,613,780	85,250,805
Net realized gains from foreign currency transactions (Note 1)	—	—	14,111
Net change in unrealized appreciation (depreciation) on investments	38,344,817	44,578,192	112,600,350
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	62,120,485	161,191,972	197,865,266

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,926,491	$159,900,932	$206,237,729

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2021 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,419,660	$208,820	$2,439,845
Foreign withholding taxes on dividends	(90,936)	(13,422)	—
Interest	—	—	7,138,317
TOTAL INVESTMENT INCOME	1,328,724	195,398	9,578,162

EXPENSES
Investment advisory fees (Note 2)	766,770	412,633	1,218,195
Administration, accounting and transfer agent fees (Note 2)	80,932	48,678	413,338
Trustees’ fees and expenses (Note 2)	10,210	6,119	57,476
Registration and filing fees	32,252	39,722	52,101
Postage and supplies	12,328	5,942	27,214
Audit and tax services fees	15,046	13,871	30,580
Custodian and bank service fees	11,437	9,088	27,155
Legal fees	25,248	25,248	25,248
Advisory board fees and expenses (Note 2)	1,716	1,493	13,942
Insurance expense	8,023	6,072	14,058
Printing of shareholder reports	5,407	3,664	8,901
Compliance service fees and expenses (Note 2)	3,931	2,568	21,948
Other expenses	15,948	13,853	42,862
TOTAL EXPENSES	989,248	588,951	1,953,018
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	19,660	6,915	—
NET EXPENSES	1,008,908	595,866	1,953,018

NET INVESTMENT INCOME (LOSS)	319,816	(400,468)	7,625,144

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	2,211,616	3,218,225	3,569,186
Net realized losses from foreign currency transactions (Note 1)	(1,869)	(24,235)	—
Net change in unrealized appreciation (depreciation) on investments	12,433,990	9,158,451	7,105,083
Net change in unrealized appreciation (depreciation) on foreign currency translation	(23)	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	14,643,714	12,352,441	10,674,269

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,963,530	$11,951,973	$18,299,413

See notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment income	$806,006	$1,136,725
Net realized gains from investment transactions	23,775,668	7,534,895
Net change in unrealized appreciation (depreciation) on investments	38,344,817	4,811,078
Net increase in net assets resulting from operations	62,926,491	13,482,698

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(24,583,788)	(8,672,343)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	54,244,398	27,750,470
Reinvestment of distributions to shareholders	23,535,894	8,283,898
Payments for shares redeemed	(39,517,457)	(37,340,674)
Net increase (decrease) in net assets from capital share transactions	38,262,835	(1,306,306)

TOTAL INCREASE IN NET ASSETS	76,605,538	3,504,049

NET ASSETS
Beginning of year	251,247,453	247,743,404
End of year	$327,852,991	$251,247,453

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,253,604	1,601,300
Shares issued in reinvestment of distributions to shareholders	1,012,296	411,520
Shares redeemed	(1,679,840)	(2,145,428)
Net increase (decrease) in shares outstanding	1,586,060	(132,608)
Shares outstanding, beginning of year	12,455,060	12,587,668
Shares outstanding, end of year	14,041,120	12,455,060

See notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment loss	$(1,291,040)	$(1,397,545)
Net realized gains from investment transactions	116,613,780	48,885,126
Net change in unrealized appreciation (depreciation) on investments	44,578,192	102,555,167
Net increase in net assets resulting from operations	159,900,932	150,042,748

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(115,484,450)	(47,493,030)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	171,537,812	207,506,663
Reinvestment of distributions to shareholders	109,358,524	45,095,958
Payments for shares redeemed	(207,744,366)	(261,168,824)
Net increase (decrease) in net assets from capital share transactions	73,151,970	(8,566,203)

TOTAL INCREASE IN NET ASSETS	117,568,452	93,983,515

NET ASSETS
Beginning of year	948,747,410	854,763,895
End of year	$1,066,315,862	$948,747,410

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,631,484	5,618,900
Shares issued in reinvestment of distributions to shareholders	2,438,861	1,062,822
Shares redeemed	(4,488,041)	(6,965,246)
Net increase (decrease) in shares outstanding	1,582,304	(283,524)
Shares outstanding, beginning of year	22,210,514	22,494,038
Shares outstanding, end of year	23,792,818	22,210,514

See notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment income	$8,372,463	$9,844,230
Net realized gains from investment transactions	85,250,805	12,661,959
Net realized gains from foreign currency transactions (Note 1)	14,111	—
Net change in unrealized appreciation (depreciation) on investments	112,600,350	12,335,464
Net increase in net assets resulting from operations	206,237,729	34,841,653

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(93,627,002)	(22,507,318)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	136,128,629	128,641,107
Reinvestment of distributions to shareholders	84,010,186	20,257,565
Payments for shares redeemed	(226,134,530)	(256,790,815)
Net decrease in net assets from capital share transactions	(5,995,715)	(107,892,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	106,615,012	(95,557,808)

NET ASSETS
Beginning of year	857,527,184	953,084,992
End of year	$964,142,196	$857,527,184

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,197,924	7,682,610
Shares issued in reinvestment of distributions to shareholders	3,834,822	1,130,986
Shares redeemed	(10,391,053)	(15,498,988)
Net decrease in shares outstanding	(358,307)	(6,685,392)
Shares outstanding, beginning of year	44,342,779	51,028,171
Shares outstanding, end of year	43,984,472	44,342,779

See notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment income	$319,816	$326,519
Net realized gains (losses) from investment transactions	2,211,616	(3,359,015)
Net realized losses from foreign currency transactions (Note 1)	(1,869)	—
Net change in unrealized appreciation (depreciation) on investments	12,433,990	2,559,275
Net change in unrealized appreciation (depreciation) on foreign currency translation	(23)	—
Net increase (decrease) in net assets resulting from operations	14,963,530	(473,221)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(318,409)	(326,947)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,926,581	14,933,771
Reinvestment of distributions to shareholders	294,907	301,435
Payments for shares redeemed	(13,189,467)	(19,106,759)
Net increase (decrease) in net assets from capital share transactions	9,032,021	(3,871,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,677,142	(4,671,721)

NET ASSETS
Beginning of year	69,230,654	73,902,375
End of year	$92,907,796	$69,230,654

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,229,440	1,100,322
Shares issued in reinvestment of distributions to shareholders	15,400	19,068
Shares redeemed	(754,670)	(1,385,079)
Net increase (decrease) in shares outstanding	490,170	(265,689)
Shares outstanding, beginning of year	4,356,754	4,622,443
Shares outstanding, end of year	4,846,924	4,356,754

See notes to financial statements.

Ave Maria Focused Fund

StatementS of Changes in Net Assets

	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
FROM OPERATIONS
Net investment loss	$(400,468)	$(91,477)
Net realized gains from investment transactions	3,218,225	170,264
Net realized losses from foreign currency transactions (Note 1)	(24,235)	—
Net change in unrealized appreciation (depreciation) on investments	9,158,451	5,446,031
Net increase in net assets resulting from operations	11,951,973	5,524,818

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,771,641)	(112,201)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	22,081,280	29,773,287
Reinvestment of distributions to shareholders	2,717,423	111,586
Payments for shares redeemed	(4,819,301)	(981,224)
Net increase in net assets from capital share transactions	19,979,402	28,903,649

TOTAL INCREASE IN NET ASSETS	29,159,734	34,316,266

NET ASSETS
Beginning of period	34,316,266	—
End of period	$63,476,000	$34,316,266

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,585,440	2,837,401
Shares issued in reinvestment of distributions to shareholders	179,131	9,057
Shares redeemed	(353,210)	(85,868)
Net increase in shares outstanding	1,411,361	2,760,590
Shares outstanding, beginning of period	2,760,590	—
Shares outstanding, end of period	4,171,951	2,760,590

(a)	Represents the period from commencement of operations (May 1, 2020) through December 31, 2020.
See notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS
Net investment income	$7,625,144	$7,283,416
Net realized gains from investment transactions	3,569,186	2,602,955
Net change in unrealized appreciation (depreciation) on investments	7,105,083	11,074,768
Net increase in net assets resulting from operations	18,299,413	20,961,139

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(10,958,224)	(9,878,726)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	165,249,090	126,643,756
Reinvestment of distributions to shareholders	9,927,737	8,928,357
Payments for shares redeemed	(100,626,525)	(120,628,440)
Net increase in net assets from capital share transactions	74,550,302	14,943,673

TOTAL INCREASE IN NET ASSETS	81,891,491	26,026,086

NET ASSETS
Beginning of year	420,876,268	394,850,182
End of year	$502,767,759	$420,876,268

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	13,393,881	10,895,295
Shares issued in reinvestment of distributions to shareholders	807,671	763,454
Shares redeemed	(8,192,081)	(10,497,852)
Net increase in shares outstanding	6,009,471	1,160,897
Shares outstanding, beginning of year	35,089,355	33,928,458
Shares outstanding, end of year	41,098,826	35,089,355

See notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$20.17	$19.68	$17.19	$20.88	$19.12

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.01	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments	5.00	1.12	3.52	(1.81)	3.46
Total from investment operations	5.06	1.21	3.53	(1.84)	3.40

Less distributions from:
Net investment income	(0.06)	(0.09)	(0.01)	—	—
Net realized gains on investments	(1.82)	(0.63)	(1.03)	(1.85)	(1.64)
Total distributions	(1.88)	(0.72)	(1.04)	(1.85)	(1.64)

Net asset value at end of year	$23.35	$20.17	$19.68	$17.19	$20.88

Total return (a)	25.15%	6.16%	20.52%	(8.75%)	17.73%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$327,853	$251,247	$247,743	$211,481	$249,892

Ratio of total expenses to average net assets	0.96%	1.05%	1.11%	1.18%	1.19%

Ratio of net investment income (loss) to average net assets	0.27%	0.52%	0.04%	(0.13%)	(0.32%)

Portfolio turnover rate	20%	68%	40%	43%	40%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$42.72	$38.00	$28.19		$30.80	$26.44

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	0.00	(a)	0.06	0.03
Net realized and unrealized gains (losses) on investments	7.55	7.03	10.45		(0.63)	7.22
Total from investment operations	7.50	6.97	10.45		(0.57)	7.25

Less distributions from:
Net investment income	—	—	(0.00	)(a)	(0.06)	(0.03)
Net realized gains on investments	(5.40)	(2.25)	(0.64)		(1.98)	(2.86)
Total distributions	(5.40)	(2.25)	(0.64)		(2.04)	(2.89)

Net asset value at end of year	$44.82	$42.72	$38.00		$28.19	$30.80

Total return (b)	17.55%	18.37%	37.09%		(1.80%)	27.36%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$1,066,316	$948,747	$854,764		$577,806	$482,515

Ratio of total expenses to average net assets	0.90%	0.91%	0.94%		0.95%	1.08%

Ratio of net investment income (loss) to average net assets	(0.13%)	(0.16%)	0.00	%(c)	0.19%	0.10%

Portfolio turnover rate	25%	26%	15%		33%	26%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$19.34	$18.68	$15.83	$18.44	$16.79

Income (loss) from investment operations:
Net investment income	0.20	0.21	0.23	0.24	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	4.69	0.95	4.12	(1.13)	2.62
Total from investment operations	4.89	1.16	4.35	(0.89)	2.82

Less distributions from:
Net investment income	(0.20)	(0.21)	(0.23)	(0.25)	(0.20)
Net realized gains on investments	(2.11)	(0.29)	(1.27)	(1.47)	(0.97)
Total distributions	(2.31)	(0.50)	(1.50)	(1.72)	(1.17)

Net asset value at end of year	$21.92	$19.34	$18.68	$15.83	$18.44

Total return (a)	25.35%	6.45%	27.58%	(4.80%)	16.82%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$964,142	$857,527	$953,085	$780,811	$970,109

Ratio of total expenses to average net assets	0.90%	0.92%	0.93%	0.93%	0.92%

Ratio of net investment income to average net assets	0.90%	1.21%	1.23%	1.25%	1.12%

Portfolio turnover rate	21%	38%	30%	31%	26%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$15.89	$15.99	$13.10	$15.08	$13.18

Income (loss) from investment operations:
Net investment income	0.07	0.08	0.11	0.15	0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	3.28	(0.10)	3.51	(1.49)	2.29
Total from investment operations	3.35	(0.02)	3.62	(1.34)	2.36

Less distributions from:
Net investment income	(0.07)	(0.08)	(0.11)	(0.15)	(0.07)
Net realized gains on investments	—	—	(0.62)	(0.49)	(0.39)
Total distributions	(0.07)	(0.08)	(0.73)	(0.64)	(0.46)

Net asset value at end of year	$19.17	$15.89	$15.99	$13.10	$15.08

Total return (a)	21.06%	(0.15%)	27.66%	(8.87%)	17.88%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$92,908	$69,231	$73,902	$57,044	$62,170

Ratio of total expenses to average net assets	1.22%	1.26%	1.29%	1.34%	1.41%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (b)	0.40%	0.51%	0.77%	0.98%	0.50%

Portfolio turnover rate	16%	43%	37%	33%	29%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Focused Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2021	Period Ended December 31, 2020(a)
Net asset value at beginning of period	$12.43	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.03)
Net realized and unrealized gains on investments and foreign currencies	3.57	2.50
Total from investment operations	3.47	2.47

Less distributions from:
Net realized gains on investments	(0.69)	(0.04)

Net asset value at end of period	$15.21	$12.43

Total return (b)	27.96%	24.71	%(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$63,476	$34,316

Ratio of total expenses to average net assets	1.21%	1.29	%(d)

Ratio of net expenses to average net assets (e)	1.23%	1.25	%(d)

Ratio of net investment loss to average net assets (e)	(0.82%)	(0.54	%)(d)

Portfolio turnover rate	27%	16	%(c)

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value at beginning of year	$11.99	$11.64	$11.11	$11.42	$11.19

Income (loss) from investment operations:
Net investment income	0.20	0.22	0.22	0.19	0.17
Net realized and unrealized gains (losses) on investments	0.33	0.42	0.70	(0.14)	0.30
Total from investment operations	0.53	0.64	0.92	0.05	0.47

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.22)	(0.19)	(0.17)
Net realized gains on investments	(0.09)	(0.07)	(0.17)	(0.17)	(0.07)
Total distributions	(0.29)	(0.29)	(0.39)	(0.36)	(0.24)

Net asset value at end of year	$12.23	$11.99	$11.64	$11.11	$11.42

Total return (a)	4.38%	5.60%	8.30%	0.41%	4.16%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$502,768	$420,876	$394,850	$323,716	$307,234

Ratio of total expenses to average net assets	0.43%	0.47%	0.49%	0.50%	0.50%

Ratio of net investment income to average net assets	1.66%	1.87%	1.91%	1.68%	1.47%

Portfolio turnover rate	25%	47%	31%	26%	19%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

December 31, 2021

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series, except for the Ave Maria Focused Fund, which is a non-diversified series, of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Focused Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church.

See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The Funds’ foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board of Trustees has authorized the Funds to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

U.S. Government & Agencies and Corporate Bonds held by the Funds, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of the Funds’ investments and the levels assigned to the investments, by security type, as of December 31, 2021:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$312,351,329	$3,610,297	$—	$315,961,626
Money Market Funds	12,219,499	—	—	12,219,499
Total	$324,570,828	$3,610,297	$—	$328,181,125

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,054,328,901	$—	$—	$1,054,328,901
Money Market Funds	13,644,457	—	—	13,644,457
Total	$1,067,973,358	$—	$—	$1,067,973,358

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$945,302,389	$18,780,644	$—	$964,083,033
Money Market Funds	886,412	—	—	886,412
Total	$946,188,801	$18,780,644	$—	$964,969,445

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$82,391,393	$9,316,098	$—	$91,707,491
Money Market Funds	1,352,628	—	—	1,352,628
Total	$83,744,021	$9,316,098	$—	$93,060,119

Ave Maria Focused Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$60,249,654	$3,079,323	$—	$63,328,977
Money Market Funds	663,538	—	—	663,538
Total	$60,913,192	$3,079,323	$—	$63,992,515

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$119,728,191	$—	$119,728,191
Corporate Bonds	—	246,696,904	—	246,696,904
Common Stocks	97,028,378	—	—	97,028,378
Money Market Funds	38,128,788	—	—	38,128,788
Total	$135,157,166	$366,425,095	$—	$501,582,261

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Funds as of or during the year ended December 31, 2021.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2021:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Federal income tax cost	$229,460,268	$632,459,549	$615,934,791
Gross unrealized appreciation	$107,561,751	$469,915,255	$352,372,836
Gross unrealized depreciation	(8,840,894)	(34,401,446)	(3,338,182)
Net unrealized appreciation	98,720,857	435,513,809	349,034,654
Undistributed ordinary income	—	—	10,377
Accumulated earnings	$98,720,857	$435,513,809	$349,045,031

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Federal income tax cost	$62,263,424	$49,397,139	$465,689,111
Gross unrealized appreciation	$31,997,212	$16,295,677	$38,476,336
Gross unrealized depreciation	(1,200,517)	(1,700,301)	(2,583,186)
Net unrealized appreciation	30,796,695	14,595,376	35,893,150
Net unrealized depreciation on foreign currency translation	(23)	—	—
Accumulated capital and other losses	(1,177,409)	—	—
Accumulated earnings	$29,619,263	$14,595,376	$35,893,150

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Growth Fund and the Ave Maria Focused Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2021.

During the year ended December 31, 2021, the Ave Maria World Equity Fund utilized $1,778,998 of short-term capital loss carryforwards and $432,618 of long-term capital loss carryforwards against current year gains.

As of December 31, 2021, the Ave Maria World Equity Fund had a short-term capital loss carryforward of $1,177,409 for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

For the year ended December 31, 2021, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase (Decrease) Accumulated Earnings	Increase (Decrease) Paid-in Capital
Ave Maria Value Fund	$2,114	$(2,114)
Ave Maria Growth Fund	2,836	(2,836)
Ave Maria Rising Dividend Fund	—	—
Ave Maria World Equity Fund	(462)	462
Ave Maria Focused Fund	(2,117)	2,117
Ave Maria Bond Fund	243,751	(243,751)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2021 and 2020 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Ave Maria Value Fund:
December 31, 2021	$2,384,142	$22,197,532	$24,581,674
December 31, 2020	$1,136,725	$7,534,895	$8,671,620
Ave Maria Growth Fund:
December 31, 2021	$10,716,636	$104,764,978	$115,481,614
December 31, 2020	$7,234,484	$40,253,097	$47,487,581
Ave Maria Rising Dividend Fund:
December 31, 2021	$17,038,866	$76,588,136	$93,627,002
December 31, 2020	$9,844,230	$12,661,959	$22,506,189
Ave Maria World Equity Fund:
December 31, 2021	$317,947	$—	$317,947
December 31, 2020	$326,519	$—	$326,519
Ave Maria Focused Fund:
December 31, 2021	$266,572	$2,502,952	$2,769,524
December 31, 2020**	$111,891	$—	$111,891
Ave Maria Bond Fund:
December 31, 2021	$9,543,572	$1,414,652	$10,958,224
December 31, 2020	$7,275,771	$2,602,955	$9,878,726

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

**	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

(g) Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

(i)	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

(ii)	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

(iii)

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchase and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives fees based on a percentage of the average daily net assets of each Fund, which are accrued daily and paid quarterly, at the annual rates as stated below:

Ave Maria Value Fund *	0.75%
Ave Maria Growth Fund	0.75%
Ave Maria Rising Dividend Fund	0.75%
Ave Maria World Equity Fund	0.95%
Ave Maria Focused Fund	0.85%
Ave Maria Bond Fund *	0.25%

*	Effective May 1, 2021, the Adviser reduced its fees from 0.85% to 0.75% for the Ave Maria Value Fund and from 0.30% to 0.25% for the Ave Maria Bond Fund.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2022 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2023 so that the ordinary operating expenses of the Ave Maria Focused Fund do not exceed 1.25% per annum of average daily net assets. The Adviser did not reduce its investment advisory fees for any of the Funds during the year ended December 31, 2021.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2021, the Ave Maria World Equity Fund and the Ave Maria Focused Fund recouped $19,660 and $6,915, respectively, of prior years’ investment

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

advisory fee reductions. As of December 31, 2021, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $40,177 no later than the dates as stated below:

Ave Maria World Equity Fund
December 31, 2022	$24,996
December 31, 2023	15,181
Total	$40,177

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $53,000 (except that such fee was $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus received one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Effective January 1, 2022, each Independent Trustee will receive from the Trust an annual retainer of $63,000 (except that such fee will be $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund will pay its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the year ended December 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Purchases of investment securities	$82,712,512	$254,736,821	$192,033,832
Proceeds from sales of investment securities	$56,267,048	$301,225,471	$262,465,392

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Purchases of investment securities	$21,768,222	$31,587,824	$91,439,435
Proceeds from sales and maturities of investment securities	$12,447,599	$12,573,372	$73,066,927

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2021, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund had 39.6%, 32.7% and 28.4%, respectively, of the value of their net assets invested in stocks within the technology sector and the Ave Maria Focused Fund had 28.6% of the value of its net assets invested in stocks within the industrials sector.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Focused Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the series constituting the Schwartz Investment Trust as of December 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Series Comprising the Schwartz Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ave Maria Value Fund Ave Maria Growth Fund Ave Maria Rising Dividend Fund Ave Maria World Equity Fund Ave Maria Bond Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, and December 31, 2017
Ave Maria Focused Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from May 1, 2020 (commencement of operations) through December 31, 2020	For the year ended December 31, 2021 and For the period from May 1, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2022

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS

Board of Trustees and Executive Officers

(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Schwartz Value

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS

Catholic Advisory Board

(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	801 W. Ann Arbor Trail, Plymouth, MI	1955	Since 2016
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Gloria Purvis	801 W. Ann Arbor Trail, Plymouth, MI	1969	Since 2017
Fr. John Riccardo, STL, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001
Lila Rose	801 W. Ann Arbor Trail, Plymouth, MI	1988	Since 2019

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is Host of “Kudlow” on Fox Business Network and a Fox news contributor. Assistant to the President and Director of the National Economic Council for the Trump Administration from April 2018 until January 2021. Prior to that, Mr. Kudlow was CNBC’s Senior Contributor and host of CNBC’s primetime “The Kudlow Report” and a syndicated radio show host. During President Reagan’s first term, Mr. Kudlow was the associate director for economics and planning, Office of Management and Budget. He is the CEO/founder of Kudlow & Co., LLC, an economic research and consulting firm.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
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Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Melissa Moschella, PhD is an Associate Professor, School of Philosophy, The Catholic University of America since August 2020. From July 2017 until July 2020, she was an -Assistant Professor of Medical Ethics at Columbia University and from August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Gloria Purvis is host of “The Gloria Purvis Podcast” from American Media and former host of “Morning Glory” on Eternal World Television Network Global Catholic Radio.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Lila Rose is Founder and President of “Live Action,” a media and news nonprofit dedicated to ending abortion and inspiring a culture that respects all human life. She is the host of “The Lila Rose Show” podcast and has made numerous media appearances on many major news outlets.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

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We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below is based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2021) and held until the end of the period (December 31, 2021).

The table that follows illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
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More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$ 1,022.00	0.92%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.57	0.92%	$4.69

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,033.20	0.90%	$4.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.67	0.90%	$4.58

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$ 1,077.00	0.90%	$4.71
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.67	0.90%	$4.58

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$ 1,078.20	1.25%	$6.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.90	1.25%	$6.36

Ave Maria Focused Fund
Based on Actual Fund Return	$1,000.00	$ 1,093.20	1.21%	$6.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.11	1.21%	$6.16

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$ 997.10	0.40%	$2.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,023.19	0.40%	$2.04

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

AVE MARIA MUTUAL FUNDS

Federal Tax Information

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Capital Gain Distribution – For the year ended December 31, 2021, the following Funds designated long-term capital gain distributions:

Ave Maria Value Fund	$22,197,532
Ave Maria Growth Fund	104,764,978
Ave Maria Rising Dividend Fund	76,588,136
Ave Maria Focused Fund	2,502,952
Ave Maria Bond Fund	1,414,652

Qualified Dividend Income – The Funds have designated the maximum amount allowable of their taxable income as qualified income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2021.

Dividends Received Deduction – For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2021 qualify for the corporate dividends received deduction:

Ave Maria Value Fund	100.00%
Ave Maria Growth Fund	47.51%
Ave Maria Rising Dividend Fund	80.89%
Ave Maria World Equity Fund	100.00%
Ave Maria Focused Fund	39.72%
Ave Maria Bond Fund	22.25%

Foreign Source Income and Expense – The following Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2021 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
Ave Maria World Equity Fund	$0.161	$0.010

AVE MARIA MUTUAL FUNDS

Other Information

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A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA MUTUAL FUNDS

Liquidity Risk

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The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Funds’ investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed each Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2020 through June 30, 2021 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 6, 2021. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented during the Review Period.

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AVE MARIA MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Donald J. Dawson, Jr.,
Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus
Lila Rose

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is William A. Morrow. Mr. Morrow is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $174,000 and $170,000 with respect to the registrant’s fiscal years ended December 31, 2021 and 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,600 and $22,150 with respect to the registrant’s fiscal years ended December 31, 2021 and 2020, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2021 and 2020, aggregate non-audit fees of $22,600 and $22,150, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2021 and 2020, $15,000 and $15,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz

George P. Schwartz, President and Principal Executive Officer

Date	March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George P. Schwartz

George P. Schwartz, President and Principal Executive Officer

Date	March 1, 2022

By (Signature and Title)*		/s/ Timothy S. Schwartz

Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 1, 2022

* Print the name and title of each signing officer under his or her signature.